UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-1365354	26-2816569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 365 Chengde Street, Daowai District, Harbin
Heilongjiang Province, PRC 150020
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (86) 0451-88355530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

WEIKANG BIO-TECHNOLOGY GROUP COMPANY, INC.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits Exhibit – 10.1 Approval Letter

Signatures

Item 8.01                      Other Events

On October 25, 2007, Sinary Bio-Technology Holdings Group, Inc. (“Sinary”) entered into an equity interests transfer agreement (the “Transfer Agreement”) with the owners of Heilongjiang Weikang Bio-Technology Group Co., Ltd. (“Weikang”), a limited liability company in the People's Republic of China (“PRC” or “China”), to acquire 100% of the equity interests of Weikang for the sum of 57 million Renminbi (“RMB”), or approximately 7.6 million dollars (the “Acquisition Price”). In connection therewith, on November 6, 2007, Weikang was approved by the Heilongjiang Provincial Government as a foreign invested enterprise (“FIE”), and the acquisition of Weikang was deemed completed on November 9, 2007 (the “Issuance Date”), upon the issuance by the Heilongjiang Office of the State Administration for Industry and Commerce of a business license to Weikang as a FIE, with Sinary as the registered owner of 100% of Weikang’s registered capital.  Pursuant to the terms of the Transfer Agreement and the requirements of applicable PRC laws and regulations, Sinary had a grace period until August 6, 2009 to remit the Acquisition Price (please see the risk factors concerning the acquisition of Weikang under the sections titled “Risks Related to Our Corporate Structure” and “Risks Related to an Investment in Our Securities” in the Risk Factor section of our Annual Report on Form 10K filed with the Securities Exchange Commission on April 15, 2009 at pages 12 and 14).    After the Closing of the Share Exchange Transaction on December 7, 2007, Sinary became a wholly-owned subsidiary of Expedition Leasing. Other than all of the registered equity interests of Weikang, Sinary has no other assets or operations.

In accordance with the terms of the Transfer Agreement, Weikang has applied for and received PRC government approval for an extension on the remittance date of the Acquisition Price.  Sinary received PRC government approval on August 7, 2009 for an extension of the remittance date until June 30, 2010. A translation of the approval letter is attached as Exhibit 10.1 hereto.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit

Exhibit – 10.1 Approval Letter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 11, 2009                                                                Weikang Bio-Technology Group Company, Inc.

                                                                            /s/ Yin Wang
Yin Wang
Chief Executive Officer and
Chairman of the Board